SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Cash Account Trust – Deutsche Government & Agency Securities Portfolio
Deutsche Government & Agency Money Fund
The following disclosure replaces the existing similar disclosure under the “HOW TO EXCHANGE SHARES” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
Class	Exchanging into Another Fund ($)
Deutsche Government & Agency Money Fund	1,000 minimum into new non-IRA accounts per fund 500 minimum into new IRA accounts per fund 50 minimum into all existing accounts per fund
Shares may be exchanged with Class A shares of another Deutsche fund as described in such fund’s applicable prospectus. Shares may also be exchanged with the following money market fund shares as described in each such fund's respective prospectus: Deutsche Tax-Exempt Portfolio - Deutsche Tax-Exempt Money Fund shares or Deutsche Money Market Prime Series - Deutsche Money Market Fund shares.
Shareholders who exchange their shares into Class A shares of certain other Deutsche funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).

Please Retain This Supplement for Future Reference

September 26, 2017
PROSTKR-956